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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)  June 25, 2001
                                                         ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-3)


                ABN AMRO MORTGAGE CORPORATION Series 2001-3
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


       333-85443-09                                    36-3886007
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


  181 West Madison Street, Chicago, Illinois                      60602
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   (Address of Principal Executive Offices)                     (Zip Code)


                               (248) 643-2530
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





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


Item 5.  Other Events.

         On June 25, 2001, the Registrant caused the issuance and sale of approximately $620,329,602 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, The Chase Manhattan Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.










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


      Item 601(a) of
      Regulation S-K
      Exhibit No.            Description
      --------------         -----------

               5.1           Opinion Letter re: legality
               8.1 Opinion Letter re: tax matters (included as part of Exhibit 5.1)











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



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION
                                        (Registrant)




Dated:   June 25, 2001                  By:     /s/ Maria Fregosi
                                           ------------------------------------
                                        Name:        Maria Fregosi
                                        Title:       Vice President








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


                             INDEX OF EXHIBITS



            Item 601(a) of                     Sequentially
            Regulation S-K                     Numbered
            Exhibit No.                        Description
            --------------                     ------------


            5.1                                Opinion Letter re: legality
            8.1                                Opinion Letter re: tax
                                               matters (included as Part
                                               of Exhibit 5.1)







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